                                                                 EXHIBIT 10.1(b)

            FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into on April 19, 2002 to be effective as of March 29, 2002, between INNKEEPERS USA TRUST, a Maryland real estate investment trust (the "Trust"), INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (the "Partnership," the Trust and the Partnership are each called a "Borrower" and collectively called "Borrowers"), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, "Lenders"), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, "Administrative Agent") and as Issuing Bank, and CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent.

                                 R E C I T A L S

         A. Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 31, 2001, by and among Borrowers, Lenders, Administrative Agent, the Syndication Agent defined therein, and the Co-Documentation Agents defined therein (as renewed, extended, modified, and amended from time to time, the "Credit Agreement"), providing for a revolving line of credit and a letter of credit facility.

         B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

         C. Borrowers, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Lenders, and Administrative Agent agree as follows:

     1.       Amendments to the Credit Agreement.

     (a) Section 1.1 of the Credit Agreement is hereby amended to delete Paragraph (a) of the definition of "Applicable Margin" in its entirety and replace such paragraph with the following:

                  (a) If the Trust does not have an Investment Grade Rating on such determination date, then the interest margin over the Base Rate or the Adjusted Eurodollar Rate, as the case may be, based upon the Total Indebtedness to Implied Value Ratio, as stated in the table below:

=============================================================================================================
                          Total Indebtedness to         Applicable Margin for        Applicable Margin for
       Level               Implied Value Ratio          Eurodollar Borrowings        Base Rate Borrowings
=============================================================================================================
         1            Greater than 45%                          2.25%                        0.75%
-------------------------------------------------------------------------------------------------------------

         2            Less than or equal to 45%,                2.00%                        0.75%
                      but greater than 40%
-------------------------------------------------------------------------------------------------------------

         3            Less than or equal to 40%,                1.625%                       0.75%
                      but greater than 35%
-------------------------------------------------------------------------------------------------------------

         4            Less than or equal to 35%,                1.50%                        0.75%
                      but greater than 25%
-------------------------------------------------------------------------------------------------------------

         5            Less than or equal to 25%                 1.40%                        0.75%
-------------------------------------------------------------------------------------------------------------

                  The Applicable Margin determined above in effect at any time (whether in the middle of an Interest Period or otherwise) is based upon the Total Indebtedness to Implied Value Ratio as determined from the Current Financials and related Compliance Certificate then most-recently received by Administrative Agent, effective on the third (3rd) Business Day following receipt. If Borrowers fail to timely furnish to Administrative Agent any Financial Statements and related Compliance Certificate as required by this Agreement, then the maximum Applicable Margin applies from the date those Financial Statements and related Compliance Certificate are required to be delivered and remain in effect until Borrowers furnishes them to Administrative Agent.

     (b) Section 4.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) Calculation of Borrowing Base. The "Borrowing Base" shall, as of the last date of each fiscal quarter during the term hereof, be equal to the product of (a) forty-five percent (45%), and (b) the sum of the following: (i) the Implied Value of each Borrowing Base Property owned by an Obligor and that has been in service for more than twelve
         (12) months as of such determination date; plus (ii) the Approved Costs of each Borrowing Base Property owned by an Obligor and that has been in service for less than twelve (12) months as of such determination date; provided that the number of Rooms in all Borrowing Base Properties that have been in service for less than twelve (12) months as of such determination date may not constitute more than twenty percent (20%) of the', total number of Rooms in all Borrowing Base Properties as of such determination date.

     (c) Section 7.1(e) of the Credit Agreement is hereby amended to add the following subparagraph (iv):

                  (iv) Promptly after preparation, and no later than fourteen
         (14) days after the last day of each calendar month, an operating report as of the month then ended for each of the Hotels owned by the Companies detailing average daily Room rate, occupancy levels, and revenue per available Room for such calendar month with such information summarized by Hotel segment, brand, region, operator, and Borrowing Base Property.

     (d) Section 8 of the Credit Agreement is hereby amended to add the following Section 8.15:

                  8.15 Unsecured Debt. Other than the Total Principal Debt and the debt listed on Schedule 8.15, Borrowers shall not, and shall not permit any other Company to, directly or indirectly, create or incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Unsecured Debt or Recourse Debt.

     (e) Section 8 of the Credit Agreement is hereby amended to add the following Section 8.16:

                  8.16 Capital Expenditures. Borrowers shall not permit the aggregate amount of all Capital Expenditures made by the Companies during any twelve month period to exceed $30,000,000.

     (f) Section 9.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  9.1 Interest Coverage Ratio. As of the last day of any fiscal quarter, the ratio of (a) Adjusted EBITDA, to (b) Interest Expense, in each case for the Companies on a consolidated basis and for the twelve
         (12) month period ending on the date of determination, to be less than
         2.75 to 1.0.

     (g) Section 9.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  9.2 Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter, the ratio of (a) EBITDA, to (b) Fixed Charges, in each case for the Companies on a consolidated basis and for the twelve (12) month period ending on the date of determination, to be less than 1.50 to 1.0.

     (h) Section 9.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  9.3 Adjusted Fixed Charge Coverage Ratio. As of the last day of any fiscal quarter, the ratio of (a) EBITDA, to (b) Adjusted Fixed Charges, in each case for the Companies on a consolidated basis and for the twelve (12) month period ending on the date of determination, to be less than 1.50 to 1.0.

     (i) Section 9.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  9.4 Secured Indebtedness. As of the last day of any fiscal quarter, the ratio of (a) Secured Debt of the Companies, on a consolidated basis, to (b) Implied Value of all Hotels owned by the Companies as of the date of determination, in each case as of such date, to exceed 0.40 to 1.0.

     (j) Section 9. 6 of the Credit Agreement is hereby deleted hi its entirety and replaced with the following:

                  9.6 Total Indebtedness to Implied Value. As of the last day of any fiscal quarter, the Total Indebtedness to Implied Value Ratio to exceed 0.50 to 1.0.

     (k) Section 9.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  9.8 Unsecured Debt to Unencumbered Implied Value Ratio. As of the last day of any fiscal quarter, the Unsecured Debt to Unencumbered Implied Value Ratio to exceed 0.60 to 1.0.

     (l) Section 5(c) of Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (c)      Section 9.1 - Interest Coverage.

                           Adjusted EBITDA (for the 12-month period
                             ended on the last day of the Subject Period)
                             (See Schedule 1)                                   $____________        (1)

                           Interest Expense (for the 12-month period
                             ending on the last day of the Subject Period)      $____________        (2)

                           Ratio of (1) to (2)                                  _____________

                           Minimum Required                                     2.75 to 1.0

     (m) Section 5(d) of Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (d)      Section 9.2 - Fixed Charge Coverage Ratio.

                           EBITDA (for the 12-month period ending
                             on the last day of the Subject Period)
                             (See Schedule 1)                                   $____________        (1)

                           Interest Expense (for the 12-month period
                             ending on the last day of the Subject Period)      $____________        (2)

                           Principal Payments (for the 12-month period
                             ending on the last day of the Subject Period)      $____________        (3)

                           Debt Service (2) plus (3)                            $____________        (4)
                           Distributions in Respect of Preferred Stock
                             (for the 12-month period ending on the
                             last day of the Subject Period)                    $____________        (5)

                           Capital Expenditure Reserve

                             (See Schedule 1)                                   $____________        (6)

                           (4) plus (5) plus (6)                                $____________        (7)

                           Ratio of (1) to (7)                                  _____________

                           Minimum Required                                     1.50 to 1.0


     (n) Section 5(e) of Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (e)      Section 9.3 - Adjusted Fixed Charge Coverage Ratio.

                           EBITDA (for the 12-month period ending
                             on the last day of the Subject Period)
                             (See Schedule 1)                                   $____________        (1)

                           Debt Service

                             (See item (4) in (d) above)                        $____________        (2)

                           Distributions in Respect of Preferred
                             Stock (for the 12-month period ending on
                             the last day of the Subject Period)                $____________        (3)
                             (See item (5) in (d) above)

                           Actual Capital Expenditures (for the 12-month
                             period ending on the last day of the Subject
                             Period) (See Schedule 1)                           $____________        (4)

                           (2) plus (3) plus (4)                                $____________        (5)

                           Ratio of (l) to (5)                                  _____________

                           Minimum Required                                     1.50 to 1.0

     (o) Section 5(f) of Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (f)      Section 9.4 - Maximum Secured Indebtedness.

                           Secured Indebtedness (as of the last day of the Subject
                             Period)                                            $____________         (1)

                           Implied Value (as of the last day of the Subject
                             Period) (See Schedule 1)                           $____________        (2)

                           Ratio of (1) to (2)                                  _____________

                           Maximum Permitted                                    0.40 to 1.0

     (p) Section 5(h) of Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (h)      Section 9.6 - Total Indebtedness to Implied Value.

                           Indebtedness (as of the last day of the Subject
                             Period)                                            $____________        (1)

                           Implied Value (as of the last day of the Subject
                             Period) (See Schedule 1)                           $____________        (2)

                           Ratio of (1) to (2)                                  _____________

                           Maximum Permitted                                    0.50 to 1.0

     (q) Section 5(j) of Exhibit B of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  (j)      Section 9.8 - Unsecured Debt to Unencumbered Implied Value.

                           Total Commitment                                     $____________        ( 1 )

                           Unsecured Debt (other than

                             Total Principal Debt)                              $____________        (2)

                           Total Unsecured Debt                                 $____________        (3)

                           Implied Value of all Unencumbered Hotels in
                             service for more than 12 months (as of the last
                             day of the Subject Period) (See Schedule 1)        $____________        (4)

                           Approved Costs of all Unencumbered Hotels

                             owned less than 12 months                          $____________        (5)

                           Approved Costs of Hotels under Construction          $____________        (6)

                           Cash, Cash Equivalents, and

                             Marketable Securities                              $____________        (7)

                           Unencumbered Assets                                  $____________        (8)

                           Ratio of (3) to (8)                                  _____________

                           Maximum Permitted                                    0.60 to 1.0

     2.  Amendment of Credit Agreement and Other Loan Documents.

     (a) During the Amendment Effective Period (as defined below), all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

     (b) During the Amendment Effective Period, any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     3. Temporary Amendment. The amendments and modifications to the Credit Agreement pursuant to this Amendment shall be effective only during the period which begins on the date on which all conditions precedent in Section 6 below have been met, and runs through December 31, 2002 (the "Amendment Effective Period"); provided, however, that Borrower shall continue to comply with the covenant set forth in Paragraph 8.15 of the Credit Agreement which is set forth in Section l(d) above, until the date of Borrower's delivery of the Compliance Certificate for the period ending December 31, 2002, as required pursuant to
Section 7.l(a) of the Credit Agreement. Except for Section 8.15, after the expiration of the Amendment Effective Period, all changes to the Credit Agreement effected by this Amendment shall cease and be of no further effect, and all terms and conditions under the Credit Agreement existing on the date prior to the first day of the Amendment Effective Period shall be in effect as if this Amendment had never been executed.

     4. Ratifications. Each Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned[ to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if ally)), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

     5. Representations. Each Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Borrower and each of the other Companies that are parties to this Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Amendment by each Borrower and each of the other Companies that are parties to this Amendment to which they are a party; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Borrower and the other Companies that are parties to this Amendment and are enforceable against each Borrower and such other Companies in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by each Borrower and the other Companies that are parties to this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which any Company is a party thereto or by which any Company is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Potential Default or Default exists.

     6.  Conditions.  This Amendment shall not be effective unless and until:

     (a) the Credit Parties shall have received this Amendment executed by all of the parties hereto;

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

     (c) after giving effect to this Amendment, no Potential Default or Default exists; and

     (d) Borrowers shall have paid to each Lender executing this Amendment an amendment fee equal to the product of (i) .075%, times (ii) such Lender's Commitment.

     7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Virginia law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     9. Parties. This Amendment binds and inures to Borrowers and the Credit Parties and their respective successors and permitted assigns.

     10. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

         EXECUTED as of the day and year first mentioned.

                                      INNKEEPERS USA TRUST, a Maryland real
                                      estate investment trust, as a Borrower


                                      By: /s/ Mark Murphy
                                          --------------------------------------
                                          Mark Murphy
                                          General Counsel and Secretary

                                      INNKEEPERS USA LIMITED PARTNERSHIP, a
                                      Virginia limited partnership, as a
                                      Borrower

                                      By: INNKEEPERS FINANCIAL CORPORATION, a
                                          Virginia corporation, General Partner

                                          By:    /s/ Mark Murphy
                                                 -------------------------------
                                                 Mark Murphy
                                                 Vice President and Secretary

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                     BANK OF AMERICA, N.A.,
                                     as Administrative Agent, Issuing Bank, and a Lender

                                     By: /s/ Roger Davis
                                         ---------------------------------------
                                         Roger Davis
                                         Structuring Specialist

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                   CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Syndication Agent and a Lender

                                   By: /s/ David Bowers
                                       -----------------------------------------
                                       Name:    David Bowers
                                       Title:   Vice President

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                      FIRST UNION NATIONAL BANK,
                                      as a Lender

                                      By: /s/ Rex E. Rudy
                                          --------------------------------------
                                          Name:    Rex E. Rudy
                                          Title:   Director

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                      WELLS FARGO BANK, N.A.,
                                      as a Lender

                                      By: /s/ Edwin S. Poole, III
                                          --------------------------------------
                                          Name: Edwin S. Poole, III
                                          Title:   Vice President

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as a Lender

                                     By: /s/ Brendan McCarthy
                                         ---------------------------------------
                                         Name: Brendan McCarthy
                                         Title: Assistant Vice President

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

         To induce the Credit Parties to enter into this Amendment, the undersigned (a) consent and agree to this Amendment's execution and delivery,
(b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of the parties' present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

                                         INNKEEPERS SUNRISE TINTON FALLS, L.P.,
                                         a Virginia limited partnership

                                         By: INNKEEPERS FINANCIAL CORPORATION
                                             IV, a Virginia corporation

                                             By:/s/ Mark Murphy
                                                --------------------------------
                                                Mark Murphy
                                                Vice President and Secretary

                                         INNKEEPERS HAMPTON NORCROSS, L.P.,
                                         a Virginia limited partnership

                                         By: INNKEEPERS HAMPTON NORCROSS, INC, a
                                             Virginia corporation

                                             By:/s/ Mark Murphy
                                                --------------------------------
                                                Mark Murphy
                                                Vice President and Secretary

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                       INNKEEPERS RESIDENCE PORTLAND, L.P.,
                                       a Virginia limited partnership

                                       By: INNKEEPERS RESIDENCE PORTLAND, INC.,
                                           a Virginia corporation

                                           By:/s/ Mark Murphy
                                              ----------------------------------
                                              Mark Murphy
                                              Vice President and Secretary

                                       INNKEEPERS RESIDENCE EDEN PRAIRIE, L.P., a Virginia limited partnership

                                       By: INNKEEPERS RESIDENCE EDEN PRAIRIE,
                                           INC, a Virginia corporation

                                           By:/s/ Mark Murphy
                                              ----------------------------------
                                              Mark Murphy
                                              Vice President and Secretary

                                       INNKEEPERS RI GENERAL, L.P., a Virginia
                                       limited partnership

                                       By: INNKEEPERS RI GENERAL, INC, a
                                           Virginia corporation

                                           By:/s/ Mark Murphy
                                              ----------------------------------
                                              Mark Murphy
                                              Vice President and Secretary

                      SIGNATURE PAGE TO FIRST AMENDMENT OF
                  AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN
            INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                         AND THE LENDERS DEFINED THEREIN

                                        INNKEEPERS RESIDENCE EAST LANSING, L.P., a Virginia limited partnership

                                        By: INNKEEPERS RESIDENCE EAST LANSING,
                                            INC., a Virginia corporation

                                            By:/s/ Mark Murphy
                                               ---------------------------------
                                               Mark Murphy
                                               Vice President and Secretary

                                        INNKEEPERS RESIDENCE GRAND RAPIDS, L.P., a Virginia limited partnership

                                        By: INNKEEPERS RESIDENCE GRAND RAPIDS,
                                            INC, a Virginia corporation

                                            By:/s/ Mark Murphy
                                               ---------------------------------
                                               Mark Murphy
                                               Vice President and Secretary

                                  SCHEDULE 8.15

                           UNSECURED AND RECOURSE DEBT

                                      None.